UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
June 30, 2008

         , 2008

Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, and Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation (individually, a “Fund” and collectively, the “Funds”), will be held [in the 31st Floor Conference Room] of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Monday, June 30, 2008, at          a.m., Central time (for each Fund, an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Massachusetts Business Trust, except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value Multi-Currency, to elect four (4) Board Members.

i)	two (2) Class II Board Members to be elected by the holders of Common Shares and FundPreferred shares for Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Multi-Strategy and Multi-

Strategy 2; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value and Multi-Currency to elect two (2) Class II Board Members and one (1) Class I Board Member.

c.	For each Minnesota Corporation, except New York Value, to elect eight (8) Board Members.

i)	six (6) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For New York Value, to elect two (2) Class II Board Members and one (1) Class I Board Member.

2.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Core Equity.

3.	To approve the elimination of fundamental investment policies and to approve a new fundamental investment policy for Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select, Insured New York Tax-Free, Insured Dividend Advantage, Insured Tax-Free Advantage, New York Investment Quality and Insured New York Dividend.

4.	To transact such other business as may properly come before the Annual Meeting. Shareholders of record at the close of business on May 2, 2008 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

         , 2008

This Joint Proxy Statement is first being mailed to shareholders on or
about          , 2008.

Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, and Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”), Nuveen Insured Municipal Opportunity Fund, Inc. (“Insured Municipal Opportunity”), Nuveen Insured Quality Municipal Fund, Inc. (“Insured Quality”), Nuveen Premier Insured Municipal Income Fund, Inc. (“Premier Insured”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation (individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Monday, June 30, 2008, at          a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, FOR the ratification of the selection of the independent registered public accounting firm for Core Equity and FOR the elimination of the fundamental investment policies and the approval of the new fundamental investment policy for Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select, Insured New York Tax-Free,

Insured Dividend Advantage, Insured Tax-Free Advantage, New York Investment Quality and Insured New York Dividend. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1a(i).	For each Massachusetts Business Trust, election of two (2) Class II Board Members by all shareholders (except Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value and Multi-Currency).	X	X

1a(ii).	For each Massachusetts Business Trust, election of two (2) Board Members by Preferred Shares only (except Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value and Multi-Currency).		X

1b.	For Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value, and Multi-Currency, election of two (2) Class II Board Members and one (1) Class I Board Member by all shareholders.	X	N/A

1c(i).	For each Minnesota Corporation, election of six (6) Board Members by all shareholders (except New York Value).	X	X

1c(ii).	For each Minnesota Corporation, election of two (2) Board Members by Preferred Shares only (except New York Value).		X

1d.	For New York Value, election of two (2) Class II Board Members and one (1) Class I Board Member by all shareholders.	X	N/A

2.	For Core Equity, ratification of independent registered public accounting firm.	X	N/A

Matter		Common Shares	Preferred Shares(1)

3.	For Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select, Insured New York Tax-Free, Insured Dividend Advantage, Insured Tax-Free Advantage, New York Investment Quality and Insured New York Dividend, to approve the elimination of fundamental investment policies and to approve a new fundamental investment policy.	X	X

(1)	FundPreferred shares for Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2; and Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) for each other Fund are referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares of each Fund (with the exception of Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value, Multi-Currency, and New York Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. Abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the ratification of the selection of the independent registered public accounting firm for Core Equity, the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter will be required. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policy for Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select, Insured New York Tax-Free, Insured Dividend Advantage, Insured Tax-Free Advantage, New York Investment Quality and Insured New York Dividend, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s common stock and preferred shares, each voting as a separate class, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as (a) 67% or more of the class shares present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the class, whichever is less. For purposes of determining the ratification of the selection of the independent registered public accounting firm for Core Equity and the approval of the elimination of the fundamental investment policies for Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select and Insured New York Tax-Free.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on May 2, 2008 (the “Record Date”) will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of the Record Date, the shares of each Fund were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

New York Dividend	NAN		Series F	2,760

New York Dividend 2	NXK		Series W	1,880

New York Investment Quality	NQN		Series M	960
			Series T	2,400
			Series F	2,400

New York Value	NNY		N/A

New York Performance Plus	NNP		Series M	1,600
			Series T	800
			Series W	2,000
			Series F	572

New York Quality	NUN		Series M	2,200
			Series W	2,200
			Series TH	2,400
			Series F	1,080

New York Select	NVN		Series T	1,720
			Series W	2,400
			Series TH	3,600

Insured Dividend Advantage	NVG		Series M	3,160
			Series T	3,080
			Series TH	3,080

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

Insured Municipal Opportunity	NIO		Series M	4,000
			Series T	4,000
			Series W1	4,000
			Series W2	3,200
			Series TH1	4,000
			Series TH2	4,000
			Series F	4,000

Insured Premium Income 2	NPX		Series M	2,080
			Series T	2,200
			Series W	2,080
			Series TH	2,200
			Series F	2,196

Insured Quality	NQI		Series M	2,600
			Series T	2,600
			Series W	2,600
			Series TH	2,320
			Series F	2,600

Insured Tax-Free Advantage	NEA		Series T	2,880
			Series W	2,880

Insured New York Dividend	NKO		Series TH	2,440

Insured New York Premium	NNF		Series M	1,320
			Series T	1,280

Insured New York Tax-Free	NRK		Series TH	1,080

Premier Insured	NIF		Series W	840
			Series TH	2,800
			Series F	2,800

Core Equity	JCE		N/A

Real Estate	JRS		Series M	1,720
			Series T	1,720
			Series W	1,720
			Series TH	2,000
			Series F	1,720

Diversified Dividend	JDD		Series T	2,400
			Series W	2,400

Equity Premium	JPG		N/A

Equity Premium Advantage	JLA		N/A

Equity Premium Income	JPZ		N/A

Equity Premium Opportunity	JSN		N/A

Quality Preferred	JTP		Series M	3,520
			Series T	3,520
			Series W	3,520
			Series TH	3,520
			Series F	3,520

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares

Quality Preferred 2	JPS		Series M	4,800
			Series T	4,800
			Series T2	4,000
			Series W	4,800
			Series TH	4,800
			Series TH2	4,000
			Series F	4,800

Quality Preferred 3	JHP		Series M	3,320
			Series TH	3,320

Tax-Advantaged	JTA		Series W	1,800
			Series F	3,120

Tax-Advantaged Dividend	JTD		Series T	1,440

Global Government	JGG		N/A

Global Value	JGV		N/A

Multi-Currency	JGT		N/A

Multi-Strategy	JPC		Series M	4,720
			Series T	4,720
			Series W	4,720
			Series TH	4,720
			Series F	4,720
			Series F2	4,720

Multi-Strategy 2	JQC		Series M	3,860
			Series M2	3,860
			Series T	3,860
			Series T2	3,860
			Series W	3,860
			Series W2	3,860
			Series TH	3,860
			Series TH2	3,860
			Series F	3,860
			Series F2	3,860

(1)	The common shares of all of the Funds are listed on the New York Stock Exchange, except NEA, NXK, NKO, NRK, NVG and JRS, which are listed on the American Stock Exchange.

1.  Election of Board Members

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value and Multi-Currency, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

a.	For each Massachusetts Business Trust (except Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value and Multi-Currency:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Member nominee Amboian and Board Member Kundert have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale and Stone are current and continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

b.	For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value and Multi-Currency:

(i)	three (3) Board Members are to be elected by all shareholders. Board Member nominee Amboian and Board Member Kundert have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Member Hunter has been re-designated as a Class I Board Member, and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2010, or until his successor has been duly elected and qualified. Board Members Bremner, Evans, Schneider, Stockdale and Stone are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except New York Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, three (3) Board Members are nominated to be elected at this meeting.

c.	For each Minnesota Corporation, except New York Value:

(i)	six (6) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Member nominee Amboian and Board Members Bremner, Evans, Kundert, Stockdale and Stone are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

d.	For New York Value: The Board of New York Value has designated Board Member nominee Amboian and Board Member Kundert as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2011 and has redesignated Board Member Hunter as a Class I Board Member, and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Schneider, Stockdale and Stone are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for terms expiring in 2009 or until their successors have been duly elected and qualified. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For all Funds other than New York Value, Insured Dividend Advantage, Insured Premium Income 2, Insured Tax-Free Advantage, Insured Municipal Opportunity, Insured Quality, Premier Insured, Core Equity, Tax-Advantaged Dividend, Multi-Currency, Multi-Strategy and Multi-Strategy 2, all of the Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on April 4, 2007, with the exception of Mr. Amboian and Mr. Kundert for Real Estate and Diversified Dividend only. For all Funds, Mr. Amboian was appointed in April 2008 to each Fund’s Board, effective June 30, 2008. Mr. Amboian is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended for election to the nominating and governance committee of each Fund’s Board by Nuveen Asset Management (the “Adviser” or “NAM”). For Real Estate and Diversified Dividend, Mr. Kundert was appointed in April 2008 to each Fund’s Board, effective June 30,

2008 and is presented in this Proxy Statement as a nominee for election by shareholders. For all the Funds, Timothy R. Schwertfeger is not standing for re-election by shareholders at the Annual Meeting and is expected to resign from the Board on June 30, 2008.

For New York Value, Board Members Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on April 4, 2007. Board Members Bremner, Evans and Schneider were last elected as Class III members of the Board of New York Value at the annual meeting of shareholders held on March 29, 2006. Board Members Hunter and Kundert were last elected as Class II Board Members at the annual meeting of shareholders held on March 22, 2005.

For Insured Dividend Advantage, Insured Premium Income 2 and Insured Tax-Free Advantage, Board Members Stockdale and Stone were last elected as Class I Board Members and Board Member Schneider was last elected to each Fund’s Board at the annual meeting of shareholders held on July 31, 2007. Board Members Bremner, Evans, Hunter and Kundert were last elected to each Fund’s Board at the annual meeting of shareholders held on August 1, 2006.

For Insured Municipal Opportunity, Insured Quality and Premier Insured, all of the Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on July 31, 2007.

For Core Equity, Tax-Advantaged Dividend and Multi-Currency, all of the Board Member nominees were elected by the initial shareholder of the Fund, NAM on March 26, 2007, June 21, 2007 and April 24, 2007, respectively.

For Multi-Strategy and Multi-Strategy 2, all of the Board Member nominees were last elected to each Fund’s Board on April 30, 2007.

Other than Mr. Amboian (for all Funds) and Mr. Kundert (for Real Estate and Diversified Dividend), all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

Mr. Kundert currently holds shares of JP Morgan Chase & Co. (“JP Morgan”), the parent company of Security Capital Research & Management Incorporated, that are valued at more then $120,000 and, as of the date of this proxy statement, are subject to restrictions prohibiting the transfer thereof by Mr. Kundert. Security Capital is a sub-adviser of Real Estate and Diversified Dividend and so long as Mr. Kundert owns shares of JP Morgan, Mr. Kundert may be considered to be an “interested person” of those Funds. The restrictions prohibiting the transfer of the JP Morgan shares held by Mr. Kundert are scheduled to lapse, and Mr. Kundert is expected to dispose of those shares prior to the time of the Annual Meeting. During the past five years, Mr. Kundert also owned other shares of JP Morgan which he no longer holds. As a result, it is expected that Mr. Kundert will not be an “interested person” of Real Estate and Diversified Dividend as of the time of the Annual Meeting.

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Board Member; Lead Independent Director	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996; Lead Independent Director Since 2005	Private Investor and Management Consultant.	184	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class II Board Member until 2008 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation, a publicly held company; Director, Beta Gamma Sigma International Honor Society (since 2005); formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	184	See Principal Occupation Description

David J. Kundert(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2008 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	182	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996	Chairman, Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Director, Chair of the Finance Committee and Member of the Audit Committee of Premier Health Partners, the not-for-profit parent company of Miami Valley Hospital; Vice President of the Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum which promotes cooperation on economic development issues; formerly, Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	184	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	184	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (2005-12/2007); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	184	See Principal Occupation Description

Nominee/Board Member who is an interested person of the Fund

John P. Amboian(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member Length of Service: Since 2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisers, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	184	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested Person” as defined in the 1940 Act of Real Estate and Diversified Dividend by reason of his ownership of shares of the Parent company and those Fund’s sub-adviser.

(3)	“Interested person” as defined in the 1940 Act, by reason of being an officer of each Fund’s adviser.

(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2007 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2007 is set forth in Appendix A.

On December 31, 2007, Board Members and executive officers as a group beneficially owned approximately 1,645,965 shares of all funds managed by NAM (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. [As of May 2, 2008, no shareholder beneficially owned more than 5% of any class of shares of any Fund.]

As a result of the transaction on November 13, 2007 in which Windy City Investments, Inc. (“Windy City”) acquired Nuveen, Mr. Amboian’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans were cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans became fully vested and were converted into the right to receive a cash payment. In connection with the transaction, Mr. Amboian paid $30 million to acquire interests in Windy City Investments Holdings, L.L.C., the parent company of Windy City.

Compensation

Prior to January 1, 2008, for all Nuveen funds, Independent Board Members received a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

Effective January 1, 2008, for all funds in the Nuveen complex, Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year.

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

New York Dividend	584	558	446	490	551	469	221
New York Dividend 2	402	384	307	337	379	323	153
New York Investment Quality	1,146	1,098	918	937	1,144	950	431
New York Value	421	402	321	353	397	338	160
New York Performance Plus	1,012	970	811	828	1,011	839	381
New York Quality	1,562	1,497	1,252	1,278	1,560	1,295	588
New York Select	1,539	1,475	1,233	1,259	1,537	1,276	579
Insured Dividend Advantage	1,904	1,828	1,550	1,543	1,929	1,590	698
Insured Municipal Opportunity	5,322	5,109	4,332	4,313	5,390	4,443	1,950
Insured Premium Income 2	2,188	2,101	1,781	1,773	2,216	1,827	802
Insured Quality	2,487	2,388	2,024	2,016	2,519	2,076	912

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

Insured Tax-Free Advantage	1,157	1,110	941	937	1,171	965	425
Insured New York Dividend	504	482	385	423	476	406	192
Insured New York Premium	530	506	405	445	500	426	201
Insured New York Tax-Free	219	209	167	184	207	176	83
Premier Insured	1,259	1,209	1,025	1,021	1,275	1,051	461
Core Equity	524	1,370	300	327	333	1,394	340
Real Estate	4,870	4,653	3,191	3,946	3,455	3,526	3,058
Diversified Dividend	2,329	2,214	1,463	1,861	1,615	1,624	1,363
Equity Premium	1,104	1,039	839	858	936	923	524
Equity Premium Advantage	1,620	1,524	1,232	1,259	1,373	1,355	768
Equity Premium Income	2,437	2,292	1,853	1,894	2,066	2,037	1,151

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

Equity Premium Opportunity	4,154	3,908	3,158	3,229	3,520	3,473	1,971
Quality Preferred	3,498	3,239	2,468	2,598	2,879	2,771	2,077
Quality Preferred 2	6,618	6,130	4,669	4,916	5,448	5,244	3,929
Quality Preferred 3	1,303	1,207	919	968	1,072	1,032	774
Tax-Advantaged	1,747	1,642	980	1,351	1,140	1,102	837
Tax-Advantaged Dividend	405	436	163	186	178	623	163
Global Government	479	447	365	405	438	388	281
Global Value	1,176	1,097	759	909	989	955	752
Multi-Currency	1,280	1,111	877	987	993	1,086	933
Multi-Strategy	6,130	5,712	3,888	4,635	5,099	4,961	3,871
Multi-Strategy 2	8,568	7,984	5,434	6,478	7,126	6,935	5,412
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	204,141	193,523	141,423	155,655	169,137	162,064	120,250

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

New York Investment Quality	180	284	918	937	1,144	538	0
New York Performance Plus	159	251	811	828	1,011	475	0
New York Quality Income	245	387	1,252	1,278	1,560	733	0
New York Select Quality	241	381	1,233	1,259	1,537	722	0
Insured Dividend Advantage	304	479	1,550	1,543	1,929	911	0
Insured Municipal Opportunity	849	1,340	4,332	4,313	5,390	2,547	0
Insured Premium Income 2	349	551	1,781	1,773	2,216	1,047	0
Insured Quality	397	626	2,024	2,016	2,519	1,190	0
Insured Tax-Free Advantage	184	291	941	937	1,171	553	0
Premier Insured	201	317	1,025	1,021	1,275	603	0
Core Equity Alpha	70	312	300	327	333	586	0
Real Estate Income	670	1,081	3,191	3,946	3,455	1,600	0
Diversified Dividend and Income	321	515	1,463	1,861	1,615	745	0

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

Equity Premium and Growth	153	243	839	858	936	476	0
Equity Premium Advantage	225	357	1,232	1,259	1,373	699	0
Equity Premium Income	338	537	1,853	1,894	2,066	1,052	0
Equity Premium Opportunity	576	915	3,158	3,229	3,520	1,791	0
Quality Preferred Income	483	754	2,468	2,598	2,879	1,315	0
Quality Preferred Income 2	914	1,427	4,669	4,916	5,448	2,489	0
Quality Preferred Income 3	180	281	919	968	1,072	490	0
Tax-Advantaged Total Return Strategy	243	384	980	1,351	1,140	520	0
Global Value Opportunities	128	202	565	726	763	330	0
Multi-Currency Short-Term Government Income	76	121	404	458	425	202	0
Multi-Strategy Income & Growth	849	1,334	3,888	4,635	5,099	2,333	0
Multi-Strategy Income & Growth 2	1,186	1,864	5,434	6,478	7,126	3,261	0

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held three meetings during its last fiscal year.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange. Robert P. Bremner, Jack B. Evans, Chair, David J. Kundert and William J. Schneider are current members of the audit committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter is attached as Appendix C. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock

Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone are current members of the nominating and governance committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx. In connection with its annual review of committee membership, the committee expects to consider Board Member nominee Amboian to serve on one or more committees. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed. Effective June 30, 2008, Mr. Bremner has been appointed Chairman of the Board and will no longer serve as the Lead Independent Director.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary, Santa Barbara Asset Management LLC, Tradewinds Global Investors, LLC (since 2006); Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007; previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	184
Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	120

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002), formerly Assistant Vice President, formerly, Associate of Nuveen Investments, LLC.	184
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term: Annual Length of Service: Since 1999	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002), NWQ Investments Management Company, LLC (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (from 1999 to 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	184
Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; formerly, Managing Director (2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	184

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Vice President (since 1998), formerly, Funds Controller (1998-2003) of Nuveen Investments, Inc.; Certified Public Accountant.	184
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	184
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	184
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	184

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Trade winds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	184

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), Vice President (since 2007), Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary, (since 2007) Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	184
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), prior thereto, Credit Analyst of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	184
James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002).	184

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Mark Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	184

(1)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

2.	Ratification of Independent Registered Public Accounting Firm for Core Equity

The Independent Board Members of Core Equity have unanimously selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year. The selection of the independent registered public accounting firm for Core Equity, is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of the independent registered public accounting firm will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. The independent registered public accounting firm has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

The Board of Core Equity unanimously recommends that shareholders vote FOR the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm.

3.	Approval of the Elimination of Fundamental Investment Policies and Approval of a New Fundamental Policy for Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select, Insured New York Tax-Free, Insured Dividend Advantage, Insured Tax-Free Advantage, New York Investment Quality and Insured New York Dividend

Insured New York Premium, Insured Premium Income 2, Insured Municipal Opportunity, Premier Insured, Insured Quality, New York Quality, New York Select, Insured New York Tax-Free, Insured Dividend Advantage, Insured Tax-Free Advantage, New York Investment Quality and Insured New York Dividend (the “Insured Funds”) have adopted certain fundamental investment policies, as described below (together, “Fundamental Policies,” each a “Fundamental Policy”), that can only be changed by shareholder vote. The Fundamental Policies adopted by the Insured Funds reflected industry conditions present in the municipal bond market at the time of the inception of these Funds.

Since that time, however, deterioration in the credit quality of securities backed by sub-prime residential mortgages has disrupted many markets and companies, including bond insurers, who in addition to insuring municipal bonds, have also provided guarantees on these mortgage-related securities. As a result, the financial strength ratings of certain municipal bond insurers have come under greater scrutiny. The ratings assigned to some municipal bond insurers either have been downgraded or are being reviewed for possible downgrades by certain of the primary ratings agencies.

As a result of these conditions facing the bond insurance market, the Board unanimously approved, and unanimously recommends the approval by each Insured Fund’s shareholders, the elimination of certain Fundamental Policies of the Insured Funds that are restricting, or may be expected in the future to restrict, each Fund’s ability to effectively make investments. In connection with eliminating the Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders, a new fundamental policy, described below (the “New Fundamental Policy”). The elimination of each Fundamental Policy (1) described below is contingent on shareholder approval of the New Fundamental Policy. In addition, the Board has approved new non-fundamental policies, described below (the “New Non-Fundamental Policies” and together with the New Fundamental Policy, the “New Policies”). The New Policies are designed to provide portfolio managers with important flexibility to respond to on-going developments in the bond insurance market, while ensuring the Insured Funds continue to invest substantially all (at least 80%) of their investments in insured bonds backed by insurers with strong credit ratings.

Elimination of fundamental investment policies

The Fundamental Policies of each Insured Fund that are proposed to be eliminated are as follows:

Insured New York Premium

(1) The Fund will invest all of its assets in tax-exempt New York municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(2) The Fund will only obtain policies of portfolio insurance issued by insurers whose claims-paying ability is rated “Aaa” by Moody’s Investors Services, Inc. (“Moody’s”) or “AAA” by Standard & Poor’s Corporation (“Standard & Poor’s”).

(3) Municipal Obligations backed by an escrow or trust account will not constitute more than 20% of the Fund’s assets.

(4) The Fund may invest in New York Municipal Obligations rated “Aaa” or “AAA” that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). Such collateralized obligations generally will not be insured and will include, but are not limited to, New York Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the New York Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the New York Municipal Obligations.

(5) Each insured New York Municipal Obligation held by the Fund will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance (“Original Issue Insurance”) or by the Fund or a third party subsequent to the time of original issuance (“Secondary Market Insurance”), or (2) covered by a master municipal insurance policy purchased by the Fund (“Portfolio Insurance”).

Insured Premium Income 2

(1) Except to the extent the Fund invests in temporary investments, the Fund will invest all of its assets in tax-exempt Municipal Obligations which are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(2) The Fund will only obtain policies of portfolio insurance issued by insurers whose claims-paying ability is rated “Aaa” by Moody’s Investors Services, Inc. (“Moody’s”) or “AAA” by Standard & Poor’s Corporation (“Standard & Poor’s”).

(3) Municipal obligations backed by an escrow account or trust account will not constitute more than 20% of the Fund’s assets.

Insured Municipal Opportunity and Premier Insured

(1) Except to the extent that the Fund buys temporary investments, the Fund will invest substantially all of its assets in tax-exempt municipal bonds that either are covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund’s assets.

Insured Quality

(1) Except to the extent that the Fund buys temporary investments as described below, the Fund will invest all of its assets in tax exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(2) Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund’s assets.

New York Quality

(1) The Fund seeks to achieve its investment objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt New York municipal bonds that are either insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments.

(2) If the Fund discontinues its policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account, the Fund thereafter will invest substantially all of its assets in New York municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds that, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, New York municipal bonds so rated.

New York Select

(1) The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments.

(2) If the Fund discontinues its policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account, the Fund thereafter will invest substantially all of its assets in New York municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds that, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, New York municipal bonds so rated.

Insured New York Tax-Free

(1) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding in a portfolio of municipal bonds that pay interest that is exempt from regular federal, New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals.

Insured Dividend Advantage

(1) Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

Insured Tax-Free Advantage

(1) Under normal circumstances, the Fund will invest at least 80% of its average daily net assets, including assets attributable to MuniPreferred shares outstanding (“Managed Assets”) in a portfolio of municipal bonds that pay interest that is exempt from regular federal income tax and from the federal alternative minimum tax applicable to individuals; and are covered by insurance guaranteeing the timely payment of principal and interest thereon.

New York Investment Quality

(1) The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments.

Insured New York Dividend

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and New York State and New York City income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon.

Approval of new fundamental policy

In connection with eliminating the Fundamental Policies, the Board of each Insured Fund has unanimously approved, and recommends that shareholders of each Insured Fund approve, a

New Fundamental Policy relating to each Insured Fund’s policy of investing 80% (or greater) of its assets in a portfolio of tax-exempt securities. The New Fundamental Policy will replace each Insured Fund’s Fundamental Policy (1), as described above. Implementation of the New Fundamental Policy is contingent on shareholder approval of the elimination of Fundamental Policy (1) for each Insured Fund. The New Fundamental Policy is as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that pay interest exempt from federal [and New York State and New York City] (for the New York insured funds only) income taxes (“municipal securities”) [and from the federal alternative minimum tax applicable to individuals] (for the insured tax free funds only).

New Non-fundamental policies

In connection with eliminating the Fundamental Policies, the Board of each Insured Fund has also adopted New Non-Fundamental Policies, as described below. To the extent that the New Non-Fundamental Policies conflict with the existing Fundamental Policies, implementation of the New Non-Fundamental Policies is contingent on shareholder approval of the elimination of the Fundamental Policies. To the extent such Non-Fundamental Policies do not conflict with the existing Fundamental Policies, the New Non-Fundamental Policies have already been implemented. By eliminating the Fundamental Policies and adopting the New Non-Fundamental Policies, each Insured Fund would be able to change these policies in the future with the approval of the Board, without the need to obtain prior shareholder approval. [Shareholders will receive 60 days notice, however, of any change to the first sentence of the New Non-Fundamental Policy (1) below.]

The New Non-Fundamental Policies that the Board of each Insured Fund has adopted are as follows:

(1) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floaters whose underlying bonds are covered by insurance guaranteeing the timely payment of principal and interest thereon are included in the above-referenced 80% test. In addition, for the 80% test above, insurers must have a claims-paying ability rated at least A by a nationally recognized statistical rating organization (NRSRO) at the time of purchase or at the time the bond is insured while in the portfolio.

(2) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated AA or better by an NRSRO at the time of purchase; municipal securities rated AA or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase; or municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest.

(3) Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities covered by insurance from insurers with a claims-paying ability rated BBB or better by an NRSRO; or municipal securities rated at least BBB or better by an NRSRO, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser, at the time of purchase.

Board recommendation

The Board believes that eliminating the Fundamental Policies and adopting the New Policies gives the Adviser flexibility to rapidly respond to continuing developments in the bond insurance market and would enhance the portfolio managers’ ability to meet each Insured Fund’s investment objective and keep each Fund fully invested. While the Board believes that the New Policies give the Adviser adequate flexibility under current market conditions, if the market changes in the future, the Insured Funds may desire to refine these parameters further and the Board may change the New Non-Fundamental Policies without shareholder approval.

The Board of Trustees recommends that shareholders of each Insured Fund vote to approve the elimination of each Fundamental Policy and vote to approve the New Fundamental Policy.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of three (for Real Estate and Diversified Dividend) or four (for each other Fund) Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the 1934 Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert (except for Real Estate and Diversified Dividend)
William J. Schneider

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

New York Dividend Advantage	$11,312	$11,878	$0	$0	$0	$0	$400	$500	$0	$0	$2,950	$1,550	$0	$0
New York Dividend Advantage 2	9,665	10,161	0	0	0	0	400	500	0	0	2,950	1,550	0	0
New York Investment Quality	16,300	17,109	0	0	0	0	400	500	0	0	2,950	3,150	0	0
New York Municipal Value	9,819	10,346	0	0	0	0	0	0	0	0	0	0	0	0
New York Performance Plus	15,083	15,856	0	0	0	0	400	500	0	0	2,950	3,150	0	0
New York Quality Income	20,048	21,023	0	0	0	0	400	500	0	0	2,950	3,150	0	0
New York Select Quality	19,838	20,809	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Insured Dividend Advantage	23,278	24,467	0	0	0	0	400	500	0	0	2,950	1,550	0	0
Insured Municipal Opportunity	54,258	56,946	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Insured Premium Income 2	25,811	27,178	0	0	0	0	400	500	0	0	2,950	1,550	0	0
Insured Quality Income	28,568	30,015	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Insured Tax-Free Advantage	16,438	17,375	0	0	0	0	400	500	0	0	2,950	1,550	0	0
Insured New York Dividend Advantage	10,589	11,140	0	0	0	0	400	500	0	0	2,950	1,550	0	0
Insured New York Premium Income	10,823	11,377	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Insured New York Tax-Free Advantage	8,011	8,438	0	0	0	0	400	500	0	0	2,950	1,550	0	0
Premier Insured	17,475	18,333	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Core Equity	N/A	24,130	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Real Estate Income	21,000	22,100	0	0	0	0	800	1,000	0	0	3,950	10,300	0	0
Diversified Dividend and Income	29,000	31,000	0	0	0	0	800	1,000	0	0	950	7,000	0	0
Equity Premium and Growth	16,367	17,770	0	0	0	0	0	0	0	0	0	0	0	0
Equity Premium Advantage	20,019	21,313	0	0	0	0	0	0	0	0	0	0	0	0
Equity Premium Income	24,959	26,994	0	0	0	0	21,232	0	0	0	0	0	0	0
Equity Premium Opportunity	36,207	38,759	0	0	0	0	932	0	0	0	0	0	0	0
Quality Preferred Income	19,977	21,409	0	0	0	0	800	1,000	0	0	3,950	4,300	0	0
Quality Preferred Income 2	30,313	32,473	0	0	0	0	800	1,000	0	0	3,950	4,300	0	0
Quality Preferred Income 3	12,710	13,619	0	0	0	0	800	1,000	0	0	3,950	4,300	0	0
Tax-Advantaged Total Return Strategy	23,000	24,600	0	0	0	0	800	1,000	0	0	1,550	1,650	0	0
Tax-Advantaged Dividend Growth	N/A	15,000	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
Global Government Enhanced Income	29,200	25,199	0	0	0	0	0	0	0	0	0	0	0	0
Global Value Opportunities	23,500	28,341	0	0	0	0	0	2,715	0	0	0	0	0	0
Multi-Currency Short-Term Gov’t Income	N/A	49,583	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
Multi-Strategy Income and Growth	20,731	22,060	0	0	0	0	800	625	0	0	3,950	4,300	0	0
Multi-Strategy Income and Growth 2	25,269	26,940	0	0	0	0	800	625	0	0	3,950	4,300	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. The amounts reported for each Fund under the column heading “Tax Fees—Adviser and Adviser Entities” represents amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400 for Ernst & Young LLP and $113,550 for PricewaterhouseCoopers LLP in 2006 and $ for Ernst & Young LLP and $ for PricewaterhouseCoopers LLP in 2007. Beginning with the fund fiscal years ended August 31, 2006 the independent registered public accounting firms no longer prepared the fund tax returns.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related		Total Non-Audit Fees Billed to
	Total Non-Audit		Directly to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)(1)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

New York Dividend Advantage	$3,350	$2,050	$0	$0	$0	$0	$3,350	$2,050
New York Dividend Advantage 2	3,350	2,050	0	0	0	0	3,350	2,050
New York Investment Quality	3,350	3,650	0	0	0	0	3,350	3,650
New York Municipal Value	0	0	0	0	0	0	0	0
New York Performance Plus	3,350	3,650	0	0	0	0	3,350	3,650
New York Quality Income	3,350	3,650	0	0	0	0	3,350	3,650
New York Select Quality	3,350	3,650	0	0	0	0	3,350	3,650
Insured Dividend Advantage	3,350	2,050	0	0	0	0	3,350	2,050
Insured Municipal Opportunity	3,350	3,650	0	0	0	0	3,350	3,650
Insured Premium Income 2	3,350	2,050	0	0	0	0	3,350	2,050
Insured Quality Income	3,350	3,650	0	0	0	0	3,350	3,650
Insured Tax-Free Advantage	3,350	2,050	0	0	0	0	3,350	2,050
Insured New York Dividend Advantage	3,350	2,050	0	0	0	0	3,350	2,050
Insured New York Premium Income	3,350	3,650	0	0	0	0	3,350	3,650
Insured New York Tax-Free Advantage	3,350	2,050	0	0	0	0	3,350	2,050
Premier Insured	3,350	3,650	0	0	0	0	3,350	3,650
Core Equity	N/A	0	N/A	0	N/A	0	N/A	0
Real Estate Income	4,750	11,300	0	0	0	0	4,750	11,300

(1)	“Total Non-Audit Fees Billed to Adviser and Adviser Entities” for both fiscal year ends represent “Tax Fees” billed to the Adviser in their respective amounts from the previous table.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related		Total Non-Audit Fees Billed to
	Total Non-Audit		Directly to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)(1)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Diversified Dividend and Income	$1,750	$8,000	$0	$0	$0	$0	$1,750	$8,000
Equity Premium and Growth	0	0	0	0	0	0	0	0
Equity Premium Advantage	0	0	0	0	0	0	0	0
Equity Premium Income	21,232	0	0	0	0	0	21,232	0
Equity Premium Opportunity	932	0	0	0	0	0	932	0
Quality Preferred Income	4,750	5,300	0	0	0	0	4,750	5,300
Quality Preferred Income 2	4,750	5,300	0	0	0	0	4,750	5,300
Quality Preferred Income 3	4,750	5,300	0	0	0	0	4,750	5,300
Tax-Advantaged Total Return Strategy	2,350	2,650	0	0	0	0	2,350	2,650
Tax-Advantaged Dividend Growth	N/A	0	N/A	0	N/A	0	N/A	0
Global Government Enhanced Income	0	0	0	0	0	0	0	0
Global Value Opportunities	0	2,715	0	0	0	0	0	2,715
Multi-Currency Short-Term Gov’t Income	N/A	0	N/A	0	N/A	0	N/A	0
Multi-Strategy Income and Growth	4,750	4,925	0	0	0	0	4,750	4,925
Multi-Strategy Income and Growth 2	4,750	4,925	0	0	0	0	4,750	4,925

(1)	“Total Non-Audit Fees Billed to Adviser and Adviser Entities” for both fiscal year ends represent “Tax Fees” billed to the Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the Fund’s independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity and Multi-Currency) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity and Multi-Currency have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds for their current fiscal years. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. [To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.]

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2008, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than          ,     . A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than          ,      or prior to           ,     . Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for the New York Funds was September 30, 2007. The last fiscal year end for Insured Dividend Advantage, Insured Municipal Opportunity, Insured Premium Income 2,

Insured Quality, Insured Tax-Free Advantage and Premier Insured was October 31, 2007. The last fiscal year end for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Tax-Advantaged Dividend, Global Government, Global Value, Core Equity, Multi-Currency, Multi-Strategy and Multi-Strategy 2 was December 31, 2007.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
May   , 2008

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2007.

Dollar Range of Equity Securities
			New York		New York			Insured	Insured	Insured
Board Member Nominees/	New York	New York	Investment	New York	Performance	New York	New York	Dividend	Municipal	Premium	Insured
Board Members	Dividend	Dividend(2)	Quality	Value	Plus	Quality	Select	Advantage	Opportunity	Income(2)	Quality

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0]
Nominee who is an interested person of the Fund
John P. Amboian(2)	[$ 0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0]

Dollar Range of Equity Securities
	Insured	Insured	Insured	Insured							Equity	Equity
Board Member Nominees/	Tax-Free	New York	New York	New York	Premier	Core	Real	Diversified		Equity	Premium	Premium
Board Members	Advantage	Dividend	Premium	Tax-Free	Insured	Equity	Estate	Dividend		Premium	Advantage	Income

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	Over $	100,000	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$10,001-$50,000		$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0		$1-$10,000	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0		$10,001-$50,000	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0
Nominee who is an interested person of the Fund
John P. Amboian(2)	[$ 0	$0	$0	$0	$0	$0	$0		$0	$0	$0	$0]

Dollar Range of Equity Securities
													Aggregate Dollar
													Range of Equity
													Securities in
													All Registered
													Investment
													Companies
													Overseen by
													Board Member
													Nominees in
Board Member	Equity						Tax-						Family of
Nominees/Board	Premium	Quality	Quality	Quality	Tax-		Advantaged	Global	Global	Multi-	Multi-	Multi-	Investment
Members	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged		Dividend	Government	Value	Currency	Strategy	Strategy 2	Companies(1)

Robert P. Bremner	$0	$0	$0	$0	Over $	100,000	$0	$0	$0	$0	$10,001-$50,000	$0	Over $	100,000
Jack B. Evans	$0	$0	$10,001-$50,000	$0		$0	$0	$0	$0	$0	$10,001-$50,000	$0	Over $	100,000
William C. Hunter	$0	$0	$0	$0		$0	$0	$0	$0	$0	$0	$0	Over $	100,000
David J. Kundert	$0	$0	$0	$0		$0	$0	$0	$0	$0	$0	$0	Over $	100,000
William J. Schneider	$0	$0	$0	$0		$0	$0	$1-$10,000	$0	$0	$10,001-$50,000	$0	Over $	100,000
John P. Amboian(2)	[$ 0	$0	$0	$0		$0	$0	$0	$0	$0	$0	$0	Over $	100,000]
Judith M. Stockdale	$0	$0	$0	$0		$0	$0	$10,001-$50,000	$0	$0	$0	$1-$10,000	Over $	100,000
Carole E. Stone	$0	$0	$0	$0		$0	$0	$0	$0	$0	$0	$0		$10,001-$50,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In April 2008, Mr. Amboian was appointed to each Fund’s Board effective June 30, 2008. [Mr. Amboian did not own any shares of Nuveen Funds prior to becoming a Board Member.]

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2007. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member			New York		New York			Insured	Insured	Insured
Nominees/Board	New York	New York	Investment	New York	Performance	New York	New York	Dividend	Municipal	Premium	Insured
Members	Dividend	Dividend 2	Quality	Value	Plus	Quality	Select	Advantage	Opportunity	Income 2	Quality

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian(2)	[0	0	0	0	0	0	0	0	0	0	0]

Fund Shares Owned By Board Members And Officers(1)
	Insured	Insured	Insured	Insured						Equity	Equity
Board Member Nominees/	Tax-Free	New York	New York	New York	Premier	Core	Real	Diversified	Equity	Premium	Premium
Board Members	Advantage	Dividend	Premium	Tax-Free	Insured	Equity	Estate	Dividend	Premium	Advantage	Income

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	13,200	0	0	0
Jack B. Evans	0	0	0	0	0	0	1,100	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	664	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	2,152	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian(2)	[0	0	0	0	0	0	0	0	0	0	0]

Fund Shares Owned By Board Members And Officers(1)
Board Member	Equity					Tax-
Nominees/	Premium	Quality	Quality	Quality	Tax-	Advantaged	Global	Global	Multi-	Multi-	Multi-
Board Members	Opportunity	Preferred	Preferred(2)	Preferred(3)	Advantaged	Dividend	Government	Value	Currency	Strategy	Strategy(2)

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	12,500	0	0	0	0	3,500	0
Jack B. Evans	0	0	4,400	0	0	0	0	0	0	2,000	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	511	0	0	1,023	0
Judith M. Stockdale	0	0	0	0	0	0	672	0	0	0	638
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian(2)	[0	0	0	0	—	0	0	—	0	—	—]

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

(2)	In April 2008, Mr. Amboian was appointed to each Fund’s Board effective June 30, 2008. [Mr. Amboian did not own shares of Nuveen Funds prior to being appointed as a Board Member.]

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen New York Dividend Advantage Municipal Fund	4	10	1	5	4	4	4
Nuveen New York Dividend Advantage Municipal Fund 2	4	10	1	5	4	4	4
Nuveen New York Investment Quality Municipal Fund, Inc.	4	10	1	5	4	4	4
Nuveen New York Municipal Value Fund, Inc.	4	10	1	5	4	4	4
Nuveen New York Performance Plus Municipal Fund, Inc.	4	10	1	5	4	4	4
Nuveen New York Quality Income Municipal Fund, Inc.	4	10	1	5	4	4	4
Nuveen New York Select Quality Municipal Fund, Inc.	4	10	1	5	4	4	4
Nuveen Insured Dividend Advantage Municipal Fund	4	10	1	5	4	4	4
Nuveen Insured Municipal Opportunity Fund, Inc.	4	10	1	5	4	4	4
Nuveen Insured Premium Income Municipal Fund 2	4	10	1	5	4	4	4
Nuveen Insured Quality Municipal Fund, Inc.	4	10	1	5	4	4	4
Nuveen Insured Tax-Free Advantage Municipal Fund	4	10	1	5	4	4	4
Nuveen Insured New York Dividend Advantage Municipal Fund	4	10	1	5	4	4	4
Nuveen Insured New York Premium Income Municipal Fund, Inc.	4	10	1	5	4	4	4
Nuveen Insured New York Tax-Free Advantage Municipal Fund	4	10	1	5	4	4	4
Nuveen Premier Insured Municipal Income Fund, Inc.	4	10	1	5	4	4	4
Nuveen Core Equity Alpha Fund	4	10	1	5	4	4	4
Nuveen Real Estate Income Fund	4	10	1	5	4	4	4
Nuveen Diversified Dividend and Income Fund	4	10	1	5	4	4	4
Nuveen Equity Premium and Growth Fund	4	10	1	5	4	4	4
Nuveen Equity Premium Advantage Fund	4	10	1	5	4	4	4
Nuveen Equity Premium Income Fund	4	10	1	5	4	4	4
Nuveen Equity Premium Opportunity Fund	4	10	1	5	4	4	4

B-1

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen Quality Preferred Income Fund	4	10	1	5	4	4	4
Nuveen Quality Preferred Income Fund 2	4	10	1	5	4	4	4
Nuveen Quality Preferred Income Fund 3	4	10	1	5	4	4	4
Nuveen Tax-Advantaged Total Return Strategy Fund	4	10	1	5	4	4	4
Nuveen Tax-Advantaged Dividend Growth Fund	4	10	1	5	4	4	4
Nuveen Global Government Enhanced Income Fund	4	10	1	5	4	4	4
Nuveen Global Value Opportunities Fund	4	10	1	5	4	4	4
Nuveen Multi-Currency Short-Term Government Income Fund	4	10	1	5	4	4	4
Nuveen Multi-Strategy Income & Growth Fund	4	10	1	5	4	4	4
Nuveen Multi-Strategy Income & Growth Fund 2	4	10	1	5	4	4	4

B-2

APPENDIX C

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER
JANUARY 15,2008

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the“Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With Respect to Fund Financial Statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With Respect to the Independent Auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditors (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With Respect to Any Internal Auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With Respect to Pricing and Valuation Oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other Responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NANXX08

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com
999 999 999 999 99      ß
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
COMMON STOCK	FOR AN ANNUAL MEETING OF SHAREHOLDERS, JUNE 30, 2008
The Annual Meeting of shareholders will be held Monday, June 30, 2008 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on June 30, 2008 or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê
           Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	ê	NIF-ETF-MN-JUNE-MM

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

			FOR	WITHHOLD
			NOMINEES	AUTHORITY
			listed at left	to vote for
			(except as	all nominees
1. Election of Board Members:			marked to	listed at left
the contrary)

(01) Robert P. Bremner	(03) John P. Amboian	(05) Judith M. Stockdale	☐	☐

(02) Jack B. Evans	(04) David J. Kundert	(06) Carole E. Stone
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

		FOR	AGAINST	ABSTAIN

2a.	Approve the change to the fundamental policy relating to insured/uninsured bonds.	☐	☐	☐

2b.	Approve the fundamental policy relating to tax-exempt securities.

3.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	NIF-ETF-MN-JUNE-MM	ê

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com
999 999 999 999 99      ß
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
PREFERRED SHARES	FOR AN ANNUAL MEETING OF SHAREHOLDERS, JUNE 30, 2008
The Annual Meeting of shareholders will be held Monday, June 30, 2008 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on June 30, 2008 or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê
           Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	ê	NIF-ETF-MN-JUNE-MM

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

			FOR	WITHHOLD
			NOMINEES	AUTHORITY
			listed at left	to vote for
1. Election of Board Members:			(except as	all nominees
		Preferred Shares Only	marked to	listed at left
(01) Robert P. Bremner	(04) David J. Kundert	(07) William C. Hunter	the contrary)

(02) Jack B. Evans	(05) Judith M. Stockdale	(08) William J. Schneider

(03) John P. Amboian	(06) Carole E. Stone		☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

		FOR	AGAINST	ABSTAIN

2a.	Approve the change to the fundamental policy relating to insured/uninsured bonds.	☐	☐	☐

2b.	Approve the fundamental policy relating to tax-exempt securities.

3.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	NIF-ETF-MN-JUNE-MM	ê